UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 2, 2015

TAUTACHROME INC.
(Exact name of registrant as specified in its charter)

Delaware	333-141907	20-5034780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1846 E. Innovation Park Drive, Oro Valley, Arizona	85755
(Address of principal executive offices)	(Zip Code)

ROADSHIPS HOLDINGS, INC.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders

The information contained in Item 5.03 of this Current Report is hereby incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year

Amendment to Certificate of Incorporation

On October 19, 2015, the Registrant filed an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which became effective on November 2, 2015 (the "Amended and Restated Certificate of Incorporation").

The Amended and Restated Certificate of Incorporation was adopted by holders of a majority of the Registrant's outstanding Common Stock through a written consent without meeting dated October 16, 2015 that was delivered to the Registrant on October 18, 2015.

The Amended and Restated Certificate of Incorporation amends the Registrant's certificate of incorporation in its entirety.

A copy of the Amended and Restated Certificate of Incorporation is attached to this Current Report as Exhibit 3.1.

Item 5.07 Submission of Matters to a Vote of Security Holders

The information contained in Item 5.03 of this Current Report is hereby incorporated by reference into this Item 5.07.

Item 7.01 Regulation FD Disclosure

Shareholder Communications

On November 2, 2015, the Registrant notified its stockholders, pursuant to Section 228(e) of the General Corporation Law of the State of Delaware, that the holders of a majority of the Registrant's outstanding Common Stock adopted the Amended and Restated Certificate of Incorporation through a written consent of stockholders to action without a meeting, dated October 16, 2015 and delivered to the Corporation on October 18, 2015 (the "Notice"). A copy of the Notice is attached hereto as Exhibit 99.1.

The Notice was being mailed on November 2, 2015 to the persons (other than the persons who executed and delivered the written consent) who were the holders of record of issued and outstanding capital common stock of the Registrant on October 19, 2015, such date being the date that the signed written consent of stockholders was delivered to the Registrant.

In accordance with General Instruction B.2 of Form 8-K, the information in the Notice shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Press Release

On November 4, 2015, the Registrant issued a press release (the "Press Release") announcing that it has changed its name to Tautachrome Inc. A copy of the Press Release is attached to this Current Report as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information in the Press Release shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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Item 8.01 Other Events

On November 3, 2015, the Registrant was informed by FINRA that it has received the necessary documentation to announce that the Registrant's name has been changed to "Tautachrome Inc." and that the Registrant's trading symbol will be been changed to "TTCM", effective November 5, 2015.

It is not necessary for any shareholders of the Registrant to surrender or exchange any stock certificates as a result of the change of the Registrant's name or trading symbol.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1	Amended and Restated Certificate of Incorporation of Tautachrome Inc.

99.1	Notice to Certain Shareholders Pursuant to Section 228(e) of the Delaware General Corporation Law

99.2	Press release of Tautachrome Inc., dated November 4, 2015.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAUTACHROME INC.

Date: November 4, 2015	By:	/s/ Jon N. Leonard
Jon N. Leonard
President & CEO

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